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                             AMENDMENT NO. 1 TO THE
                       JONES INTERNATIONAL NETWORKS, LTD.
                             1998 STOCK OPTION PLAN



         Jones International Networks, Ltd. (the "Company") amends its 1998 Stock Option Plan (the "Plan") as follows:

         1. The first sentence in Section 6.1 of the Plan is amended by striking out and eliminating the existing text thereof in its entirety and substituting the following in its place:

         "The maximum aggregate number of shares of Capital Stock that may be made subject to Stock Options shall be 1,750,000."

         2. This Amendment became effective as of January 26, 2000, the date it was approved by the Company's shareholders.


                                       JONES INTERNATIONAL NETWORKS, LTD.


                                       By: /s/ Lorri Ellis
                                          -----------------------------
                                          Lorri Ellis
                                          Corporate Secretary